                                                                    Exhibit 32.2


                            SECTION 906 CERTIFICATION

        CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18
                           OF THE UNITED STATES CODE

      I, William J. Wheeler, the Chief Financial Officer of MetLife, Inc. (the "Company"), certify that (i) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: August 3, 2004



                                          By:  /s/ William J. Wheeler
                                              -------------------------
                                               William J. Wheeler
                                               Executive Vice President and
                                               Chief Financial Officer



      A signed original of this written statement required by Section 906 has been provided to MetLife, Inc. and will be retained by MetLife, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.